C. Taylor Ashworth, No. 010143
Alan A. Meda, No. 009213
Warren Stapleton, No. 018646
OSBORN MALEDON, P.A.
2929 N. Central Avenue, Suite 2100
Phoenix, Arizona 85012-2794
Ph. (602) 640-9354
Fax (602) 664-2064
Email bkecf@omlaw.com

Attorneys for Chapter 11 Trustee


                     IN THE UNITED STATES BANKRUPTCY COURT

                          FOR THE DISTRICT OF ARIZONA

________________________________________________________________________________
In re:                                |        In Proceedings Under Chapter 11
STEVENS FINANCIAL GROUP, INC., a      |        Case No. 01-03105 ECF-RTB
Missouri corporation,                 |
                                      |         ORDER APPROVING GLOBAL
                                      |        COMPROMISE WITH ADVERSARY
                                      |              DEFENDANTS
                  Debtor.             |
______________________________________|_________________________________________


     This matter having come before the Court pursuant to Vern Schweigert, the Chapter 11 Trustee's ("Trustee") Motion to Approve the Global Compromise With Adversary Defendants (the "Motion"); the Court having reviewed the Motion, the objections, and the responses; the Court having heard the objections and the arguments of counsel; and the Court having considered the evidence, the Court makes the following findings of fact and conclusions of law:

1. The Court has jurisdiction to hear the Trustee's Motion under 28 U.S.C. paragraphs 1334 and 157.
2. In October 2001, the Trustee brought claims against Greystone Securities Corporation ("Greystone") and First Financial Consultants, Inc ("FFC"), at Adv. No. 01-1113. Greystone was a securities brokerage firm that sold almost 60% of all of SFG's fixed rate investment certificates.
3. In December 2001, the Trustee brought claims against Damian Sinclair ("Sinclair"), a former owner and officer of SFG, in connection with his operation of SFG, at Adv. No. 01-1319. The Trustee subsequently amended that lawsuit to include Patrick Robarge ("Robarge"), an officer of SFG; Clarence Stevens ("Stevens") an owner and officer of SFG; Colonial Trust Company ("Colonial") the company that monitored SFG's collateral; First Financial Trust Company ("FFTC"), the company that guaranteed the fixed rate investment certificates; Harnden & Hamilton ("H&H") SFG's accountants; Sinclair Management Services ("SiMS") a company formerly owned by Sinclair that serviced SFG's loan portfolio; Stevens Management Services ("StMS") a company owned by Stevens that serviced SFG's loan portfolio; P.R. Edge Financial Corporation ("PR Edge") a company owned by Robarge that did business with SFG; Canadian Financial Ventures, Inc. ("CFV"), a company owned by Robarge that did business with SFG; Eagle Acceptance Corporation ("Eagle") a company once partly owned by Doug Hamilton that did business with SFG; and Spartan Finance Company ("Spartan") a company owned by Robarge that did business with SFG.
4. By Order dated March 14, 2002, the Court confirmed the Trustee's Amended Reorganization Plan (the "Plan").
5. In July 2002, the Trustee filed a lawsuit against FFTC's officers and directors, at Adv. No. 02-774. Together Robarge, Stevens, Colonial, H&H, FFTC, SiMS, StMS, P.R. Edge, CFV, Eagle, Spartan, Greystone, FFC, and FFTC's officers and directors are the "Adversary Defendants."
6. Certain of the Adversary Defendants and the Trustee have reached a compromise resolving the Adversary actions and providing for certain releases. The compromise is contained in the Global Settlement and separate side-agreements, all of which are attached to this Order and incorporated by reference (referred to as "Global Settlement").
7. The Motion has been sent to all of SFG's Investors (including those who voted not to accept SFG's reorganization plan), all of SFG's creditors, all of SFG's brokers and dealers, BancInsure, and all of the persons on the official service list. In addition, the debtor has run advertisements in the Springfield Leader Newspaper to give notice of the hearing and the motion. Copies of the Motion and the settlements have also been available on websites maintained by the debtor and the Investors' Committee. This Court finds that the above-notice constitutes adequate notice of all parties impacted by the Global Settlement.
8. The Court has considered the following factors in reaching its decision to approve the Global Compromise and related settlements:

     a. The probability of success in the litigation;
     b. The difficulties, if any, to be encountered in the matter of collection;
     c. The complexity of the litigation involved, and the expense, inconvenience and delay necessarily attending it;
     d. The paramount interest of the creditors and a proper deference to their reasonable views in the premises.

Woodson v. Fireman's Fund Ins. (In re Woodson), 839 F.2d 610 (9th Cir. 1988).

9. After due consideration, the Court finds and concludes that the Global Settlement satisfies the Woodson factors and is in the best interest of the estates, creditors and parties in interest.

10. In light of these circumstances, and based upon the Motion and the other documents on file with the Court, the arguments of counsel, and the evidence presented IT IS HEREBY ORDERED:

     a. Approving in all respects the Global  Settlement  as attached  hereto as
        Exhibit 1. On November 11, 2002, the Trustee filed, "Trustee's Motion to Approve Global Compromise with Adversary Defendants" which included, among others, settlement agreements specific to Clarence Stevens and to Patrick Robarge. Both of these settlement agreements included langauge, found at paragraph 8.1.3 of each settlement, allowing Stevens and Robarge to terminate their respective settlement if either was criminally indicted by the State of Missouri or the Justice Department. This language (all of paragraph 8.1.3) has been deleted from both the Stevens Settlement and the Robarge Settlement. A criminal indictment of Stevens and/or Robarge shall not be grounds for either or both of them to terminate their respective settlement agreements.
     b. The claims and causes of action by SFG's creditors, or any other interested party, including without limitation the Non-Settling Defendants and the Non-Settling Insurer, against any Settling Defendant, relating to or in any way connected to SFG, are forever fully released and discharged to the extent that such parties received notice and an opportunity to object consistent with Due Process.
     c. The releases contained in the Global Settlement are hereby effectuated upon payment as contemplated under the terms of the Global Settlement and related agreements.
     d. Pursuant to the terms of the Global Settlement the parties are directed to take all necessary steps to expeditiously complete their performance under the settlements.
     e. The Court retains jurisdiction to interpret and enforce the provisions of the Global Settlement and related side-agreements.

    DATED this ___ day of December 2002.
                                            ___________________________________
                                            The Honorable Redfield T. Baum,
                                            United States Bankruptcy Court Judge




                           GLOBAL SETTLEMENT AGREEMENT

     This Agreement (the "Agreement") sets forth the terms and conditions of a global settlement (the "Global Settlement") between and among the "Settling Parties" (as more fully defined below):

          Recitals:

     a. WHEREAS, on March 19, 2001, Stevens Financial Group, Inc., a Missouri corporation, ("SFG" as more fully defined below) filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code under the caption of In re Stevens Financial Group, Inc., Case No. B-01-03105-ECF-RTB (the "Bankruptcy Case"), in the United States
        Bankruptcy Court for the District of Arizona, Phoenix Division (the "Bankruptcy Court");

     b. WHEREAS, Vern Schweigert, the Chapter 11 Trustee ("Trustee") was subsequently appointed in connection with SFG's Bankruptcy Case;

     c. WHEREAS, claims or potential claims ("Claims or Potential Claims") have been or could be asserted by the Trustee, the investors of SFG, or other Settling Claimants against the Settling Defendants and/or the Settling Insurers (each as more fully defined below);

     d. WHEREAS, the Settling Defendants have denied liability in connection with these Claims or Potential Claims, and the Settling Insurers have either denied liability or reserved rights to deny liability in connection with any insurance purported to cover these Claims or Potential Claims;

     e. WHEREAS, the litigation of these Claims or Potential Claims and of insurance issues related to those Claims or Potential Claims would involve numerous complex issues of fact or law, the outcome of which is uncertain;

     f. WHEREAS, the Settling Parties desire to settle these disputes in the manner set forth herein to avoid the substantial costs, risks and uncertainties of litigation;

     g. WHEREAS, this Global Settlement affords substantial benefits to SFG's bankruptcy estate and its creditors;

     h. WHEREAS, the Settling Parties recognize that the Settlement Payment contemplated by this Global Settlement (as more fully defined below) can only be achieved through a settlement that affords total peace to the Settling Defendants and the Settling Insurers for any and all claims arising out of, relating to or in any way connected with the actions or conduct of SFG and the Settling Defendants;

     i. WHEREAS, the Settling Parties recognize that achieving total peace further requires the complete release of any and all rights or obligations arising out of, relating to or in any way connected with any and all insurance policies issued by the Settling Insurers to the Settling Defendants;

     j. WHEREAS, the Settling Parties further recognize that the total peace contemplated by this Global Settlement, and the benefits which SFG's bankruptcy estate and its creditors derive from it, depends upon coordinating this Global Settlement with the confirmed plan of reorganization in SFG's Bankruptcy Case;

     NOW, THEREFORE, in consideration of the mutual promises contained herein, and for other good and valuable consideration, it is hereby stipulated and agreed by and between the undersigned Settling Parties as follows:

          1. The settling claimants. The "Settling Claimants" include: (i) SFG, together with any of its current or former predecessors, successors, parents, members, subsidiaries, or affiliates, including but not limited to SFG's bankrupcy estate, Freedom Financial Group, Inc., Sinclair Financial Group, and First Financial Credit Corporation (collectively "SFG"); (ii) Vern Schweigert as the duly appointed Chapter 11 Trustee for SFG (the "Trustee"); (iii) Osborn Maledon, P.A., the Trustee's counsel, and (iv) SFG's investors who voted to accept SFG's Amended Reorganization Plan (the "Amended Plan") and are defined as class 3A (FRI Investor Claims) or 3B (Subordinated FRI Investor Claims) under the Amended Plan, and all those who did not file a ballot but will receive their certificate and release in accordance with the Amended Plan (hereinafter collectively referred to as the "Investors"). The Trustee represents and warrants that it has provided notice of the Amended Plan and the extension of the "Effective Date" of the Amended Plan to all FRI Investors (as defined in the Amended Plan) that Trustee is aware of, and that Trustee has used all reasonable efforts to identify and notify all FRI Investors of the Amended Plan and the extension of the "Effective Date" of the Amended Plan.

          2. Claims or Potential Claims. "Claims" or "Potential Claims" as used herein shall mean any and all claims, claims for contribution, indemnity and subrogation, rights and causes of action of any kind, whether liquidated or unliquidated, fixed or contingent, matured or unmatured, known or unknown, foreseen or unforeseen, now existing or that may hereafter arise, in law or equity, seeking damages, costs, fees, expenses, punitive or treble damages, indemnification, contribution, subrogation, injunctive, contractual, extra-contractual, declaratory or any other relief, brought by way of demand, complaint, cross claim, counterclaim, third-party claim or otherwise, which arise out of, relate to or are in any way connected with any actions or conduct associated in any way with SFG and any of its present or former parents, subsidiaries, affiliates, predecessors, successors, assignors, assignees, and any of their directors, officers, employees, agents, representatives and attorneys, including, without limitation, the claims arising in the actions described in, or claims described in, Exhibit A hereto, and any insurance policies issued in connection therewith.

          3. Settled Claims. "Settled Claims" include:

          (a) All Claims or Potential Claims that have been or may be asserted (whether those Claims or Potential Claims are known or unknown, existing, contingent, or inchoate, seeking damages, contribution,
               indemnity,      subrogation,       injunctive,       contractual,
               extracontractual, declaratory or other relief) that in any way, in whole or in part, arise out of, or are related in any way to, or involve conduct in connection with SFG, and that have named, currently name or in the future could name as a defendant, counterdefendant or cross-defendant (i) the Settling Defendants;
               (ii) the Settling Insurers and/or any insured, including but not limited to the Settling Defendants and anyone claiming to be an insured under any policy issued by the Settling Insurers to the Settling Defendants.

          (b) The Trustee represents and warrants that Exhibit A, attached hereto and incorporated herein in full by reference, constitutes a complete list of all Settled Claims of which he is currently aware.

          4. Settling Defendants. The "Settling Defendants" include:

          (a) Colonial Trust Company ("Colonial") and its respective officers, directors, shareholders, employees, agents, representatives, assigns and successors, and all persons or entities who are or may be found to be Insureds under Progressive Casualty Insurance Company Trust Errors and Omissions Insurance Policy No. 0422902-05 or any predecessor policy thereto, issued to Colonial;

          (b) Harnden & Hamilton, P.C. ("H&H") and its respective officers, directors, shareholders, employees, agents, representatives, assigns and successors, including without limitation, Douglas A. Hamilton and Mark M. Harnden, and their respective spouses, and all persons or entities who are or may be found to be Insureds under Preferred National Insurance Company Accountants Professional Liability Insurance Policy No. 42607 or any predecessor policy thereto ("Preferred Policy"), issued to H & H;

          (c)  First Financial Trust Company, Inc. ("FFTC");

          (d) Clarence W. Stevens ("Stevens") and Patrick Robarge ("Robarge") and their respective spouses, assigns and successors;

          (e) Stevens and Robarge are collectively referred to as the "Insider Defendants";

          (f) The Robarge Companies as that term is defined in the separate settlement between the Trustee and Patrick Robarge attached hereto as Exh F.

          (g) The Stolar Partnership law firm and its past, present, and future partners, associates and employees, and their respective heirs, executors, personal representatives, administrators, successors, and assigns (collectively the "Stolar Firm").

          (h) Greystone Securities Corporation, First Financial Consultants, Inc., and their respective officers, directors, agents, employees, and attorneys including Alan Suiter and John Gill (collectively "First Financial").

          (i) John Sandager, Doug McKinnon, John Moore, Terry White, John Fidel, Mike Lutgen, J.R. Dotson, C.J. Sands, P. Sheldon Wright, and James McKinnon, and their respective spouses, assigns and successors, collectively referred to as the "FFTC Officers & Directors."

     The Trustee represents and warrants that Exhibit B, attached hereto and incorporated herein by reference, constitutes a complete list of all Settling Defendants of which he is currently aware.

          5. Settling and Non-Settling Insurers. The "Settling Insurers" are Progressive Casualty Insurance Company and Preferred National Insurance Company ("Preferred") together with any of their current or former parents, subsidiaries, affiliates, predecessors, successors, reinsurers, and any of their directors, officers, employees, agents, attorneys and claims managers. The "Non-Settling Insurer" is BancInsure, Inc., which has extended insurance coverage to FFTC's Officers and Directors under the BancInsure, Inc., Directors' and Officers' Liability Insurance Policy No. 30-DO00101-3, or any predecessor policy thereto

          6. Settling Parties. The "Settling Parties" are the (i) Settling Claimants; (ii) Settling Defendants, and (iii) Settling Insurers.

          7. Settlement Payment. No later than five business days after the Effective Date of this Global Settlement (as defined in paragraph 15 below), the Settling Insurers and/or Settling Defendants shall pay to the Trustee (the "Settlement Payment") and/or deliver assets of value to the Trustee equal to the sum of $ 8,832,487.54, according to the following schedule.

          a.   Progressive Casualty Insurance Company: $1,300,000.

          b.   Colonial Trust Company: $100,000.

          c.   Preferred National Insurance Company: $650,000.

          d. Clarence Stevens: Assets valued at $12,000 according to the terms of the separate settlement agreement between the Trustee and Clarence Stevens. A copy of that Settlement Agreement is attached hereto as Exhibit E.

          e. Patrick Robarge: Assets valued at $300,000 according to the terms of the separate settlement agreement between the Trustee and Patrick Robarge. A copy of that Settlement Agreement is attached hereto as Exhibit F.

          f. The Stolar Firm: $100,000, plus a waiver and release of the Stolar Firm's outstanding claims for unpaid pre-petition fees and expenses of $232,566.64, and unpaid post-petition fees and expenses of $74,920.90 according to the terms of the separate settlement agreement between the Trustee and the Stolar Firm. A copy of that Settlement Agreement is attached hereto as Exhibit G.

          g. First Financial (only): $75,000 according to the terms of the separate settlement agreement between the Trustee and First Financial. A copy of that Settlement Agreement is attached hereto as Exh. H. In addition, First Financial (specifically including Greystone) releases any and all claims, including claims for contribution, indemnity, and subrogation, against SFG's bankruptcy estate and any of the other Settling Parties.

          h. FFTC's Officers & Directors: Agree to assign all claims against the Non-Settling Insurer, except their claims for attorneys' fees. FFTC's Officers & Directors further agree to stipulate to a judgment and negotiate in good faith the appropriate amount of its liability caused by their negligence and breaches of their responsibilities to SFG. The full agreement between the Settling Claimants and FFTC's Officers & Directors is attached hereto as
               Exhibit I (the "FFTC Settlement"). For purposes of this settlement agreement the value of these claims are placed at $6,000,000.

          i. FFTC : The assignment of all of its claims against the Non-Settling Insurer, except its claims for attorneys' fees. FFTC further agrees to stipulate to a judgment as to the Trustee's breach of guaranty claim in the amount of $68,000,000. The full agreement between the Settling Claimants and FFTC is attached hereto as the FFTC Settlement, Exh I.

          It is expressly understood and agreed by each of the Settling Parties that the Settlement Payment is intended to be, and shall act as, the complete exhaustion and buy back of any and all rights or obligations under any insurance policy, whether known or unknown, issued by the Settling Insurers to the Settling Defendants.

          8. Distribution. The Trustee shall distribute the Settlement Payment pursuant to the terms of the Amended Plan.

          9. Releases and Covenant Not to Execute With FFTC and FFTC's Officers & Directors.

          (a) This Global Settlement is designed to achieve total peace for the Settling Claimants, Settling Defendants and the Settling Insurers. Accordingly, in consideration of the Settlement Payment to be made, on the Effective Date, this Global Settlement will operate to provide complete, final and irrevocable releases running from each of the Settling Parties to each of the other Settling Parties (except that the Trustee shall not release FFTC and FFTC's Officers & Directors) of any and all claims, including claims for contribution, indemnity and subrogation, rights, demands and obligations, including but not limited to the Settled Claims listed on Exhibit A hereto. The releases given under this Agreement shall be in addition to all other releases under the Plan, and all documents or pleadings incorporated or otherwise identified therein.

          (b) Prior to the Effective Date of this Global Settlement, each of the Settling Parties shall execute in favor of each of the Settling Parties a General Release in a form substantially the same as that annexed hereto as Exhibit C-1, except that the Settling Claimants shall execute a General Release in a form substantially the same as that annexed hereto as Exhibit C-2, which latter form of release reflects that the Settling Claimants' general release does not include a General Release to FFTC or FFTC's Officers & Directors. It shall be the responsibility of the Trustee to obtain the executed General Releases from each of the Settling Parties. (The Trustee has already obtained the releases of the claims from those Investors who voted to accept the Amended Plan.)

          (c) Each of the Settling Parties agrees and acknowledges that he, she, or it may have sustained injury or loss that is presently unknown and unsuspected, and that such injury or loss as each may have sustained might give rise to additional claims, damages, losses, fees, costs, or expenses in the future. Nevertheless, having been advised by counsel, they have negotiated and agreed upon this Global Settlement and hereby agree to expressly waive any rights enumerated above that they may have under any statutory or common law principles concerning the waiver of unknown or unsuspected claims or unascertained injury or damage (including, without limitation, any rights specified in California Civil Code paragraph 1542 or any other similar provision of state or federal law).


          (d) In addition to the foregoing, and notwithstanding its exclusion from the list of Settled Claims set forth on Exhibit A thereto, it is expressly understood and agreed by the Settling Parties that the Releases contemplated by this Global Settlement and given in favor of the each of the Settling Parties shall include any and all claims, including claims for contribution, indemnity, and subrogation, causes of action, demands or obligations which have been or could be asserted against any of the other Settling Parties and/or their respective former, present, or future parents, subsidiaries, affiliates, predecessors, successors, assignors, assignees, insurers, reinsurers, claims managers, directors, officers, partners, associates, employees, agents, spouses, heirs, executors, personal representatives, or administrators , whether by way of complaint, crossclaim, counterclaim, third-party claim or otherwise.

          (e) The releases contemplated above will not operate to release FFTC or FFTC's Officers & Directors from liability to SFG, the Trustee, or the Investors. The Trustee, FFTC, and FFTC's Officers & Directors have agreed to settle pursuant to the terms of a separate settlement, attached hereto as Exhibit I. Under the terms of the FFTC Settlement, FFTC and FFTC's Officers & Directors agree to stipulate to judgments in Adversary Case Nos. 01-1319 and 02-774.. In addition, FFTC and FFTC's Officers & Directors have agreed to assign all of their claims, excepting their claims for attorneys' fees, against the Non-Settling Insurer to SFG's bankruptcy estate. In exchange the Trustee, on behalf of the Settling Claimants, agrees to provide FFTC and FFTC's Officers & Directors with a Covenant Not to Execute (the "CNE") on the judgments obtained in the Bankruptcy Court.

          (f)  Each  of  the   Settling   Parties   represents   and   warrants,
               acknowledges and agrees that it has not assigned any claims being released under this Agreement.

          (g) The releases which are the subject of this Agreement shall survive any discharge of any Settling Party in any bankruptcy proceeding.

          10. Withdrawals and Dismissals. Within five business days of the Bankruptcy Court's entry of the Final Approval Order, the Settling Claimants will withdraw and dismiss with prejudice and without costs to any party or, if necessary, move to dismiss with prejudice and without costs to any party, all of the Settled Claims. Thereafter the Settling Claimants will refrain from filing any Settled Claims.

          11. Stay. Upon executing this Global Settlement, the Settling Parties will make all reasonable efforts and execute any appropriate or necessary stipulations to effectuate a stay as to any Settling Defendant or Settling Insurers of any pending Claim or Potential Claim, including the Settled Claims listed on Exhibit A hereto, that would be settled by virtue of this Global Settlement until such time as either the Effective Date of this Global Settlement occurs, or 15 days after the occurrence of a "Termination Date" for this Global Settlement (as defined below in paragraph 16), whichever is earlier. This provision does not apply to the case between the Settling Claimants and FFTC and FFTC's Officers & Directors (Adv. Nos. 01-1319 and 02-774).

          12. Indemnity. The Settling Parties acknowledge and understand that certain of SFG's investors rejected the Amended Plan (the "Other Investors"). A list of the Other Investors, along with the amount of their investment, is attached hereto as Exhibit D. In addition, there are other parties, including without limitation the Non-Settling Insurer, Damian Sinclair, Susan Sinclair, the Wolf Law Firm, Helen Davis Chaitman, and FFTC's Officers & Directors (collectively the "Non-Settling Defendants") that the Trustee has sued or may sue, that may bring claims, cross-claims, contribution claims, or indemnity claims against the Settling Parties. In light of the potential claims that could be brought against the Settling Defendants or the Settling Insurers, SFG, the bankruptcy estate of SFG, and Freedom Financial Group, Inc., the reorganized debtor, and any successor or assignee of the foregoing including without limitation a future bankruptcy estate of any of the foregoing (individually and collectively referred to as the "Indemnitors"), each agree to indemnify the Settling Defendants and the Settling Insurers as set forth below:

          (a) The Indemnitors shall indemnify, defend and hold Settling Defendants and Settling Insurers, and each of them, harmless for, from, and against the following ("Indemnified Claims"): all claims, costs, expenses, actions, suits, proceedings, losses, damages, and liabilities of any kind whatsoever, including but not limited to attorneys' fees and expenses, arising out of any Claims or Potential Claims by any FRI Investor (as defined in the Amended Plan) not included in the Settling Claimants, or any other Claims or Potential Claim by any third-parties, including without limitation the Non-Settling Defendants and the Non-Settling Insurer, against Settling Defendants or Settling Insurers or any of them arising out of any matter whatsoever related to SFG; excluding, however, Settling Defendants and Settling Insurers obligations under this Agreement. Indemnitors agree to defend any action brought on the Indemnified Claims, and to assert any claims of SFG and Trustee against any parties bringing the Indemnified Claims (including without limitation, preference claims). This indemnity provision shall commence on the Effective Date and continue in full force and effect and shall survive the performance of all of the Indemnitors' other obligations under this Agreement. SFG and Trustee shall cause Reorganized Debtor to ratify and affirm all obligations of SFG and Trustee under this paragraph 13 on the first business day following the Effective Date of the Amended Plan.

          (b) If the Trustee or any Indemnitor, Investor, or Other Investor brings or gives notice that he/she/it may bring any action, proceeding or claim of any kind in any court or agency or before any arbitral or other tribunal against a third-party (or continues any existing action against a third-party), including without limitation the Non-Settling Defendants and the Non-Settling Insurer, that relates to or is in any way connected with the actions or conduct of SFG, the Settling Defendants, or the Settling Insurers and such third-party asserts any claim for contribution, indemnity, subrogation, or any other cause of action against any Settling Defendant or any Settling Insurer with respect to such claim, the Indemnitors will indemnify, defend and hold harmless such Settling Defendant or Settling Insurer from any and all such claims and from any judgment or liability in connection therewith, including without limitation payment of attorneys' fees and costs. This indemnity provision shall commence on the Effective Date and continue in full force and effect and shall survive the performance of all of the Indemnitors' other obligations under this Agreement.

          (c) If the Indemnitors settle any claims from the Other Investors, or from any other creditors of SFG or other individuals or entities that may hold any Indemnified Claims, then the Indemnitors shall make all reasonable efforts to secure releases of Settling Defendants and Settling Insurers in connections with such settlements.

          13. Cooperation. Each of the undersigned Settling Parties hereby agrees to cooperate in good faith with every other Settling Party to satisfy the conditions to the Effective Date of this Global Settlement and to effectuate this Global Settlement. Each respective Settling Party specifically agrees not to take any action that would impede the goal of providing total peace to each of the other respective Settling Parties. In addition to the efforts described in paragraph 14 below for entry of the Final Approval Order by the Bankruptcy Court, each Settling Party's cooperation shall include, but not be limited to, assistance with respect to obtaining requisite court orders and sharing of information reasonably appropriate or necessary to obtaining such orders, and entry into appropriate documentation to effectuate the Global Settlement, including, but not limited to, the execution of the formal General Releases annexed hereto as Exhibits C-1 and C-2, dismissal of pending lawsuits and avoidance of the imposition of liability or additional unnecessary expense for Settled Claims upon parties being released under this Global Settlement; provided, however, that appropriate measures shall be taken to insure that any privilege rights are not waived and that all such efforts and information sharing, to the extent necessary, are governed by Federal Rule of Evidence 408.

          14. Bankruptcy Court Approval and Continued Jurisdiction.

          (a) This Global Settlement shall be binding upon the undersigned Settling Parties upon its execution, but its effectiveness is expressly contingent upon the satisfaction of all conditions set forth in paragraph 15 below, including entry by the by the Bankruptcy Court of a "Final Approval Order." As used herein, "Final Approval Order" shall mean the entry by the Bankruptcy Court of an order approving this Global Settlement in full pursuant to Sections 105(a), 363 and/or 1123(b)(3)(A) of the Bankruptcy Code and Rules 9019 and 2002 of the Federal Rules of Bankruptcy Procedure, after notice (such notice including the final approval order) to all creditors of SFG and any other interested parties, including without limitation the Investors' Committee, the Non-Settling Defendants and the Non-Settling Insurer, and any other third party any Settling Defendant designates, and which order is no longer subject to any rights of appeal or is finally affirmed on appeal. The Final Approval Order shall also provide that any claims and causes of action by any creditor of SFG or any other interested party, including without limitation the Non-Settling Defendants and the Non-Settling Insurer, against any Settling Defendant, relating to or in any way connected to SFG, are forever fully released and discharged (to the extent such release is consistent with constitutional Due Process). The Final Approval Order shall also provide that the Bankruptcy Court shall retain continuing jurisdiction over the enforcement of this Global Settlement and the obligations contained herein including without limitation, its releases and indemnities, and over any Settled Claims that have been, or may in the future be filed. Each Settling Party consents to the jurisdiction of the Bankruptcy Court for these purposes and agrees that the Bankruptcy Court has exclusive jurisdiction for these purposes.

          (b) The Settling Parties will cooperate in good faith with each other in seeking to obtain the entry of the Final Approval Order, and in prosecuting or defending any appeals related thereto.

          15. Effective Date. The "Effective Date" of this Global Settlement shall be the date upon which each and every one of the following conditions is satisfied in full:

          (a) Execution and delivery of the General Releases by each of the Settling Parties as described in paragraph 10 above and in the form annexed hereto as Exhibit C-1 or C-2.

          (b) Entry by the Bankruptcy Court of the Final Approval Order described in paragraph 14 above.

          (c) Execution and filing of stipulations and/or orders of dismissal, with prejudice and without costs to any party, of all Settled Claims, including the Settled Claims listed on Exhibit A annexed hereto.

          (d) the "Effective Date" of, and as defined in, the Amended Plan shall have occurred.

          16. Waiver. To the extent that they are not otherwise required by law, any or all of the conditions specified in paragraph 15 above for making this Global Settlement effective may be waived in a writing signed by all of the affected Settling Parties. Any decision by any of the Settling Parties to waive any condition or to waive a condition in any particular instance shall not be construed as an agreement to waive any other condition or to waive a condition in any other instance.

          17. Termination Date. The obligations of the Settling Parties under this Global Settlement shall terminate in the event of: (i) a determination by the Bankruptcy Court that the Final Approval Order will not be granted without modification; (ii) the failure of any other condition set forth herein to be satisfied or waived within any time period applicable thereto; and (iii) the failure of the Effective Date to come within 180 days from the date this Global Settlement is executed by the undersigned Settling Parties; provided that the 180-day period may be extended to any date mutually agreeable to the undersigned Settling Parties (the "Termination Date"). In the event this Global Settlement is terminated as provided above, the Settling Parties shall be restored to the same position which they were in immediately prior to the execution of this Global Settlement, without waiver of any rights, claims or defenses. Notwithstanding anything herein to the contrary, the failure of one of the Settling Parties to fulfill its obligations under this Global Settlement shall not be attributable to any other Settling Party, shall not terminate this
     Global Settlement, shall not affect the Settling Parties' respective obligations under the Global Settlement, and shall not affect the respective rights of the non-breaching Settling Parties under the Global Settling, including without limitation, their contractual remedies with respect to the enforcement of it pursuant to paragraph 29 below.

          18. Notice. SFG and Trustee shall provide notice of the motion to approve this Agreement, the proposed Final Approval Order and the date and time for the hearing on the motion to all FRI Investors and all other creditors of SFG, all individuals or entities with Claims or Potential Claims against Settling Defendants, and all other interested parties (collectively, "Creditors"), in a manner generally consistent with the notice provided for notice of the Amended Plan, and specifically through the following: (1) mailing a copy of the motion, the proposed Final Approval Order, this Agreement and such hearing information to the last known address of such Creditor; (2) posting a notice of the motion, the proposed Final Approval Order and this Agreement and hearing information on SFG's website; (3) publishing a notice in the Springfield News Leader; and
     (4) providing any other notice required by the Bankruptcy Court. Such notice shall constitute notice as is appropriate in the particular circumstances, and such opportunity for a hearing as is appropriate in the particular circumstances for all Creditors.

          19. Reaffirmation by Reorganized Debtor. Trustee represents and warrants to Settling Defendants and Settling Insurers that Reorganized Debtor shall be subject to the terms of this Agreement, and that Trustee shall cause Reorganized Debtor to agree to assume the obligations of SFG under this Agreement and/or reaffirm that the obligations of SFG under this Agreement are the obligations of Reorganized Debtor on and after the "Effective Date" of the Amended Plan.

          20. No Admission of Liability. Except as provided above with respect to FFTC and FFTC's Officers & Directors, the entry into this Global Settlement and the various documentation and discussions in connection with its negotiation and execution shall not constitute an admission by any Settling Party of liability to any other Settling Party for any purpose, any and all such liability being expressly denied. The documents drafted and executed in connection with this Global Settlement shall not be used as evidence in any action or proceeding except as part of their approval or enforcement.

          21. Confidentiality. The Settling Parties will maintain as confidential all information that is not needed to obtain the entry of the Final Approval Order, except as may be required to be disclosed by any applicable law.

          22. Choice of Law. This Global Settlement is to be interpreted in accordance with the law of the State of Arizona, except to the extent that it may be governed by federal bankruptcy law.

          23. Execution in Counterparts. This Global Settlement may be signed in any number of counterparts, all of which when taken together shall constitute one and the same agreement.

          24. Amendment. This Agreement setting forth the Global Settlement is the complete and entire agreement of the Settling Parties and may not be modified, changed, contradicted, edited or altered in any way by any prior or subsequent written or oral communications, unless contained in a writing signed by all of the affected Settling Parties; provided, however, that nothing in this Agreement shall affect the enforceability of any separate writing executed by both Colonial and Progressive addressing, solely as between those parties, the scope of the releases exchanged by and between Colonial and Progressive.

          25. Representations and Warranties. All representations, warranties, promises, inducements, or statements of intention made by the Settling Parties concerning the subject matter of the Global Settlement are embodied in this Agreement. None of the Settling Parties shall be bound by, or liable for, any alleged representation, warranty, inducement, or statement of intention concerning the subject matter of the Global Settlement that is not expressly embodied in this Agreement.

          26. Construction. This Agreement is the product of informed negotiation between the Settling Parties, involving the compromise of disputed claims and rights. Each of the Settling Parties has participated in the drafting of this Agreement after consulting with his, her, or its own legal counsel, or has agreed to the terms of this Agreement after consulting with his, her, or its own legal counsel. In the event an ambiguity exists in any provision of this Agreement, such ambiguity is not to be construed by any reference to any doctrine calling for any ambiguities to be resolved against the drafter of the document or any party hereto.

          27. Incorporation of Recitals. The Recitals to this Agreement are hereby deemed to be a substantive part of this Agreement.

          28. Validity. This Agreement setting forth the Global Settlement constitutes a valid, binding, and legally enforceable agreement among the Settling Parties in accordance with its terms.

          29. Specific Performance. The Settling Parties agree that irreparable damage would result from any Party's breach of this Agreement, and further agree that a non-breaching Settling Party would have no adequate remedy at law to redress such breach. Therefore, the Settling Parties agree that, in the event of a breach of this Agreement, specific performance and/or injunctive relief is appropriate to remedy any such breach of this Agreement. In the event any Settling Party is required, due to the failure of another Settling Party to perform under this Agreement, to request an order enforcing this Agreement from the Bankruptcy Court, then the successful Settling Party shall be entitled to an award of reasonable attorneys' fees and costs from the unsuccessful Settling Party. Notwithstanding the foregoing, nothing contained in this Paragraph shall be deemed a waiver by any non-breaching Party of any other remedies available at law or equity to redress any other Settling Party's breach of this Agreement.

          30. Waiver of Jury Trial. Each of the Settling Parties hereby waives all rights to a trial by jury in any action or proceeding commenced to resolve any disputes between and among the parties hereto arising out of or relating to the interpretation and/or enforcement of this Agreement.

          31. Successors and Assigns. This Agreement shall inure to the benefit of the Settling Parties hereto and their respective successors and assigns.

          32. Authority. Except for any Bankruptcy Court approval which may be required, each of the signatories for the undersigned Settling Parties represents and warrants that he, she, it has full power and authority to execute this Agreement and to bind the respective Settling Party hereto.

          33. Headings. Any headings used in this Agreement are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

          IN WITNESS WHEREOF, and intending to be legally bound hereby, the undersigned Settling Parties and their duly authorized attorneys, have executed this Agreement as of the ____day of ________________, 2002.

SFG and SFG's BANKRUPTCY ESTATE             FREEDOM FINANCIAL GROUP, INC.



By:      ________________________           By:      ________________________
Its:     ________________________           Its:     ________________________
VERN SCHWEIGERT                             COLONIAL TRUST COMPANY


____________________________
Vern Schweigert                             By:      ________________________
                                            Its:     ________________________

HARNDEN & HAMILTON                          FIRST FINANCIAL TRUST COMPANY



By:      ________________________           By:      ________________________
Its:     ________________________           Its:     ________________________

PROGRESSIVE CASUALTY INSURANCE COMPANY      PREFERRED NATIONAL INSURANCE COMPANY



By:      ________________________           By:      ________________________
Its:     ________________________           Its:     ________________________

FIRST FINANCIAL CONSULTANTS, INC.           GREYSTONE SECURITIES CORPORATION



By:      ________________________            By:      ________________________
Its:     ________________________            Its:     ________________________

THE STOLAR PARTNERSHIP                       COLONIAL TRUST COMPANY



By:      Harvey A. Harris                    By:      ________________________
Its:     Managing Partner                    Its:     ________________________


ALAN K. SUITER                              JOHN GILL


_______________________________             _______________________________
Alan K. Suiter                              John Gill

PATRICK ROBARGE                             CLARENCE STEVENS


_______________________________             _______________________________
Patrick Robarge                             Clarence Stevens

JOHN SANDAGER                               JOHN MOORE


_______________________________             _______________________________
John Sandager                               John Moore

JAMES McKINNON                              DOUG McKINNON


_______________________________             _______________________________
James McKinnon                              Doug McKinnon

C.J. SANDS                                  J.R. DOTSON


_______________________________             _______________________________
C.J. Sands                                  J.R. DOTSON

JOHN FIDEL                                  SHELDON WRIGHT


_______________________________             _______________________________
John Fidel                                  Sheldon Wright

MICHAEL LUTGEN, JR.                         TERRY WHITE


_______________________________             _______________________________
Michael Lutgen, Jr.                         Terry White



DAMIAN SINCLAIR                             SUSAN WINTERMUTE SINCLAIR


_______________________________             _______________________________
Damian Sinclair                             Susan Wintermute Sinclair






                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF ARIZONA

     NOTICE THAT EITHER EXHIBITS TO THIS ELECTRONICALLY FILED DOCUMENT ARE NOT ATTACHED OR ALL PAGES OF THIS DOCUMENT ARE NOT ATTACHED

     There were either one or more exhibits and/or attachments filed with this pleading or the document filed consisted of pages too numerous for the clerk to scan and electronically file as part of the pleading. Paper copies of the exhibits or the entire document are maintained at the Office of the Clerk. They may be reviewed at that office 9:00 a.m. to 4:00 p.m., Monday to Friday, at 2929 North Central Avenue, Ninth Floor, Phoenix, Arizona, or you may arrange to obtain copies from the filing attorney.

                                    CLERK OF COURT